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Front cover art
                               Quarterly Report

                                 May 31, 2001

                              Managed Municipals
                               Portfolio II Inc.

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                              Managed Municipals
                               Portfolio II Inc.



Dear Shareholder:

   We are pleased to provide the quarterly report for the Managed Municipals Portfolio II Inc. ("Fund") for the nine months ended May 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

   During the period, the Fund distributed income dividends to shareholders totaling $0.45 per share. The table below details the annualized distribution rate and the nine-month total return for the Fund based on its May 31, 2001 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price./1 /

    Price         Annualized         Nine-Month
  Per Share   Distribution Rate/2/ Total Return/2/
---------     -------------------- ---------------
$11.58 (NAV)         5.18%              5.12%
$10.52 (NYSE)        5.70%             10.61%

-----
1The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by the supply and demand of the Fund's shares.
2Total returns are based on changes in net asset value or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.050 for 12 months. This rate is as of June 30, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

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   During the period, the Fund generated a total return based on NAV of 5.12%.
In comparison, the Fund's Lipper Inc. ("Lipper")/3/ peer group of general and insured municipal funds returned 4.55% based on NAV for the same period.

Market Review
   The past six months have been an interesting and somewhat unsure time for all securities markets. The specter of economic weakness continued to overshadow the bond and stock markets. While the primary focus of the U.S. Federal Reserve Board ("Fed") has historically been on fighting inflation, today's Fed has a different challenge. Inflation indicators appear to be benign at the moment. Concern about a possible recession, however, has continued to dominate Fed Chairman Alan Greenspan's attention, and we expect it will remain a central focus of Fed policy over the coming months.

   The Fed's response to the threat of recession led it to lower short-term interest rates, starting in January 2001. In our view, there may be room for additional easing before the Fed adopts a neutral bias toward rates. We believe that the combination of declining interest rates, coupled with the tax relief package approved by Congress in May, may be the main influences driving bond market performance for the balance of 2001.

Investment Strategy
   The Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of principal./4/ The Fund invests primarily in long-term investment-grade/5/ municipal debt securities issued by, or on behalf of, the state and local governments, political subdivisions, agencies and public authorities.

   Our investment strategy for the Fund has been to maintain our higher coupon bonds for income protection, and to continue with our high-grade approach to credit quality. We have also sought to increase the Fund's call protection. Our goal is to keep the Fund's average life at around 20 years in

-----
3Lipper is a major independent fund tracking organization.
4Please note that a portion of the Fund's income may be subject to the
 Alternative Minimum Tax ("AMT").
5Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
 Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the Fund's Board of Directors to be of equivalent quality.

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

order to provide upside potential as the year progresses. Until there is evidence of a solid economic recovery, long-term interest rates should continue to trend toward lower yields. We will continue to maintain this strategy until economic growth appears ready to resume.

Market Outlook
   During the period, municipal bonds with longer maturities in both the tax exempt and taxable arenas were held back in price because of a very large new issue calendar that continued through the end of May. We expect new issue volume to moderate in the second half of the year, allowing prices to rise and demand to be less sated by new issues. While we do anticipate an eventual economic recovery, we differ with some economic pundits as to its strength and timing. We believe a recovery will be longer in arriving and more tepid than investors have become used to in the last several years. With the favorable supply and demand characteristics of the municipal market and slower economic growth keeping inflation in check, our outlook for the fund performance is very positive for the balance of the year.

   Thank you for your investment in the Managed Municipals Portfolio II Inc.

Sincerely,

/s/ Heath B. McLendon
                                   /s/ Joseph P. Deane
Heath B. McLendon
                                  Joseph P. Deane
Chairman
                                  Vice President and
                                  Investment Officer

June 18, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 10 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2001 and is subject to change.

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

 Take Advantage of the Fund's Dividend Reinvestment Plan!
 Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

 As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

 Plan Summary
 If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

 The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

 If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

 If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

 A more complete description of the current Plan appears beginning on page 23. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


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                                      4

                            Schedule of Investments
                           May 31, 2001 (unaudited)

       Face
      Amount        Rating(a)                  Security                       Value

----------------------------------------------------------------------------------------
       Alaska -- 2.5%
$         2,895,000   A-      Alaska Industrial Development & Export
                               Authority Revolving Fund, Series A,
                               6.500% due 4/1/14 (b)                       $  2,989,174
---------------------------------------------------------------------------------------
     California -- 6.2%
                              California Educational Facilities Authority
                               Revenue:
          2,500,000   Ba1*        Pooled College & University Projects,
                                   Series A, 5.625% due 7/1/23                2,325,000
          1,000,000   AAA         Stanford University, Series Q,
                                   5.310% due 12/1/32                         1,002,500
          2,000,000   A3*     California Health Facilities, Cedar Sinai
                               Medical Center, Series A,
                               6.250% due 12/1/34                             2,097,500
          2,000,000   AAA     Los Angeles County, CA CP, (Antelope
                               Valley Courthouse), Series A, AMBAC-
                               Insured, 5.250% due 11/1/33                    1,990,000
---------------------------------------------------------------------------------------
                                                                              7,415,000
---------------------------------------------------------------------------------------
      Colorado -- 19.5%
          1,000,000   AAA     Arapahoe County, CO Capital
                               Improvement Trust Fund, E-470
                               Public Highway Authority Revenue,
                               (Pre-Refunded -- Escrowed with U.S.
                               government securities to 8/31/05
                                Call @ 103), 7.000% due 8/31/26               1,156,250
          1,000,000   A-      Aspen, CO Sales Tax Revenue, Series A,
                               5.400% due 11/1/19                             1,000,000
                              Colorado Health Facilities Authority
                               Revenue:
          1,000,000   AA-         Series A, 5.000% due 12/1/28                  927,500
          1,000,000   A           Series B, Remarketed 7/8/98,
                                   5.350% due 8/1/15                            983,750
          4,000,000   BBB+    Colorado Springs, CO Airport Revenue,
                               Series A, 7.000% due 1/1/22 (b)                4,130,000
         30,000,000   Aaa*    Dawson Ridge, CO Metropolitan District
                               No. 1, Series A, (Escrowed to maturity
                               with REFCO Strips), zero coupon due
                               10/1/22                                        7,237,500
                              Denver, CO City & County:
                                Airport Revenue, Series C:
          3,465,000   A           6.125% due 1/15/25 (b)                      3,798,506

See Notes to
Financial Statements.

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                                      5

                            Schedule of Investments
                     May 31, 2001 (unaudited) (continued)

             Face
            Amount             Rating(a)                  Security                     Value

-------------------------------------------------------------------------------------------------
Colorado -- 19.5% (continued)
$                    2,785,000   A           Partially Escrowed to maturity with
                                              U.S. government securities,
                                              6.125% due 11/15/25 (b)               $  3,053,056
                     1,000,000   AAA       COP, Series B, AMBAC-Insured,
                                            5.500% due 12/1/25 (b)                     1,021,250
------------------------------------------------------------------------------------------------
                                                                                      23,307,812
------------------------------------------------------------------------------------------------
            Florida -- 11.0%
                     2,000,000   AAA     Florida State Board of Education, Capital
                                          Outlay, Series B, FSA-Insured,
                                          5.000% due 6/1/24                            1,925,000
                     3,000,000   Aaa*    Hillsborough County, FL School Board,
                                          COP, Series A, 5.000% due 7/1/25             2,872,500
                     1,500,000   BBB-    Martin County, FL IDA, (Indiantown
                                          Cogeneration Project), Series A,
                                          7.875% due 12/15/25 (b)                      1,571,250
                     2,500,000   Aaa*    South Brevard, FL Recreational Facilities
                                          Improvement, Special District, AMBAC-
                                          Insured, 5.000% due 7/1/20                   2,443,750
                     4,000,000   NR      Tampa, FL Revenue, (Florida Aquarium
                                          Inc. Project), (Pre-Refunded -- Escrowed
                                          with U.S. government securities to 5/1/02
                                          Call @ 102), 7.750% due 5/1/27 (c)           4,251,800
------------------------------------------------------------------------------------------------
                                                                                      13,064,300
------------------------------------------------------------------------------------------------
            Georgia -- 3.8%
                     2,500,000   AAA     Augusta, GA Water & Sewer Revenue,
                                          FSA-Insured, 5.250% due 10/1/26              2,490,625
                     1,000,000   A3*     Private Colleges & Universities Authority
                                          Revenue, (Mercer University Project),
                                          Series A, 5.375% due 10/1/29                   972,500
                     1,000,000   BBB-    Savannah, GA EDA Revenue, (College of
                                          Art & Design Inc. Project), Series A,
                                          6.900% due 10/1/29                           1,038,750
------------------------------------------------------------------------------------------------
                                                                                       4,501,875
------------------------------------------------------------------------------------------------
             Hawaii -- 1.6%
                     2,000,000   A       Hawaii State Department of Budget &
                                          Finance, Special Purpose Revenue, Kaiser
                                          Permanente, Series A, 5.100% due 3/1/14      1,962,500
------------------------------------------------------------------------------------------------
            Illinois -- 1.2%
                     1,400,000   AAA     Chicago, IL Skyway Toll Bridge Revenue,
                                          AMBAC-Insured, 5.500% due 1/1/31             1,407,000
------------------------------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                      6

                            Schedule of Investments
                     May 31, 2001 (unaudited) (continued)

         Face
        Amount         Rating(a)                 Security                     Value

----------------------------------------------------------------------------------------
          Iowa -- 1.3%
$            1,500,000   AA-     Dawson, IA IDR, (Cargill Inc. Project),
                                  6.500% due 7/15/12                       $  1,560,000
---------------------------------------------------------------------------------------
        Maryland -- 0.3%
             4,000,000   NR      Maryland State Energy Financing
                                  Administration, Solid Waste Disposal
                                  Revenue, (Hagerstown Recycling Project),
                                  9.000% due 10/15/16 (b)(d)                    360,000
---------------------------------------------------------------------------------------
     Massachusetts -- 2.5%
             1,000,000   AA+     Massachusetts Bay Transportation
                                  Authority, Sales Tax Revenue, Series A,
                                  5.500% due 7/1/30                           1,013,750
             1,000,000   Aaa*    Massachusetts State College Building
                                  Authority Revenue, Series 1, MBIA-
                                  Insured, 5.375% due 5/1/39                    992,500
             1,000,000   AAA     Massachusetts State Health & Educational
                                  Facilities Authority Revenue,
                                  Northeastern University, Series I, MBIA-
                                  Insured, 5.000% due 10/1/29                   940,000
---------------------------------------------------------------------------------------
                                                                              2,946,250
---------------------------------------------------------------------------------------
        Michigan -- 7.6%
             1,000,000   AAA     Anchor Bay Michigan School District, GO,
                                  Q-SBLF-Insured, 5.000% due 5/1/29             948,750
             2,000,000   AAA     East Lansing Michigan School District,
                                  School Building & Site, Q-SBLF-Insured,
                                  5.625% due 5/1/30                           2,057,500
             1,000,000   AAA     Howell Michigan Public Schools, GO,
                                  Q-SBLF-Insured, 5.250% due 5/1/22           1,000,000
             2,000,000   AAA     Michigan State, COP, AMBAC-Insured,
                                  5.500% due 6/1/27                           2,027,500
             4,000,000   NR      Michigan State Strategic Fund Resource
                                  Recovery, Limited Obligation Revenue,
                                  Central Wayne Energy Recovery L.P.,
                                  Series A, 7.000% due 7/1/27 (b)             3,045,000
---------------------------------------------------------------------------------------
                                                                              9,078,750
---------------------------------------------------------------------------------------
       Minnesota -- 1.6%
                                 Minneapolis & St. Paul, MN Community
                                  Airport Revenue, FGIC-Insured:
             1,000,000   AAA         Series A, 5.125% due 1/1/25                971,250
             1,000,000   AAA         Series C, 5.250% due 1/1/26                990,000
---------------------------------------------------------------------------------------
                                                                              1,961,250
---------------------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                      7

                            Schedule of Investments
                     May 31, 2001 (unaudited) (continued)

         Face
        Amount          Rating(a)                   Security                         Value

-----------------------------------------------------------------------------------------------
        Missouri -- 1.6%
$             2,000,000   AAA     St. Louis, MO Airport Revenue, (Airport
                                   Development Program), Series A, MBIA-
                                   Insured, 5.125% due 7/1/22                     $  1,962,500
----------------------------------------------------------------------------------------------
         Montana -- 1.6%
              2,000,000   NR      Montana State Board of Investment,
                                   Resource Recovery Revenue,
                                   (Yellowstone Energy L.P. Project),
                                   7.000% due 12/31/19 (b)                           1,880,000
----------------------------------------------------------------------------------------------
         Nevada -- 4.1%
              4,650,000   Baa2*   Clark County, NV IDR, Southwest Gas
                                   Corp., Series B, 7.500% due 9/1/32 (b)            4,830,188
----------------------------------------------------------------------------------------------
       New Jersey -- 2.6%
              3,000,000   A+      New Jersey Health Care Facilities Finance
                                   Authority Revenue, Robert Wood
                                   Johnson University Hospital,
                                   5.700% due 7/1/20                                 3,097,500
----------------------------------------------------------------------------------------------
       New Mexico -- 0.9%
              1,085,000   AAA     New Mexico Mortgage Financing
                                   Authority, Single-Family Mortgages,
                                   Series D-3, 5.625% due 9/1/28                     1,098,563
----------------------------------------------------------------------------------------------
        New York -- 6.5%
              2,000,000   AAA     Nassau Health Care Corp., New York
                                   Health System Revenue, Nassau County
                                   Guaranteed, Series A, FSA-Insured,
                                   5.500% due 8/1/19                                 2,052,500
              2,500,000   AA      New York City Municipal Water Finance
                                   Authority, Water & Sewer System
                                   Revenue, Series D, 5.250% due 6/15/25             2,484,375
                                  New York State Dormitory Authority
                                   Revenue:
              1,150,000   AAA         St. John's University, MBIA-Insured,
                                       5.250% due 7/1/25                             1,148,563
              2,000,000   AAA         State University, Series B, FSA-Insured,
                                       5.500% due 5/15/30                            2,040,000
----------------------------------------------------------------------------------------------
                                                                                     7,725,438
----------------------------------------------------------------------------------------------
 North Carolina -- 1.3%
              1,500,000   A3*     Coastal Regional Solid Waste Management
                                   Disposal Authority, Solid Waste Disposal
                                   Revenue, 6.500% due 6/1/08                        1,582,485
----------------------------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                      8

                            Schedule of Investments
                     May 31, 2001 (unaudited) (continued)

     Face
    Amount     Rating(a)                 Security                     Value

 -------------------------------------------------------------------------------
 Ohio -- 6.4%
   $ 3,000,000 AAA       Cleveland, OH Airport System Revenue,
                          FSA-Insured, Series A,
                          5.000% due 1/1/31                        $  2,850,000
                         Cuyahoga County, OH Hospital Revenue:
     1,000,000 AAA         AMBAC-Insured, 5.500% due 1/15/30          1,006,250
       300,000 A-1+        Cleveland Clinic Foundation, Series D,
                            3.100% due 1/1/26 (e)                       300,000
     1,990,000 AAA       Lucas County, OH Hospital Revenue,
                          Promedia Healthcare Obligation
                          Group, AMBAC-Insured,
                          5.375% due 11/15/29                         1,982,538
     1,500,000 A3*       Steubenville, OH Hospital Revenue,
                          Trinity Healthcare Obligation Group,
                          6.375% due 10/1/20                          1,533,750
 ------------------------------------------------------------------------------
                                                                      7,672,538
 ------------------------------------------------------------------------------
 Pennsylvania -- 0.2%
       200,000 A-1+      Philadelphia, PA IDR, (Fox Chase Cancer
                          Center), Series A, 3.100% due 7/1/13 (e)      200,000
 ------------------------------------------------------------------------------
 South Carolina -- 1.9%
     2,120,000 A3*       Myrtle Beach, SC COP, (Myrtle Beach
                          Convention Center Project),
                          6.875% due 7/1/07                           2,251,016
 ------------------------------------------------------------------------------
 Tennessee -- 0.8%
       900,000 VMIG 1*   Sevier County, TN Public Building
                          Authority Revenue, (Government
                          Public Improvement), AMBAC-Insured,
                          3.600% due 6/1/30 (e)                         900,000
 ------------------------------------------------------------------------------
 Texas -- 5.9%
       435,000 AAA       Burleson, TX ISD, GO, PSFG,
                          6.750% due 8/1/24                             465,994
                         Dallas-Fort Worth,TX International
                          Airport Facilities Revenue, American
                          Airlines:
     4,000,000 Baa1*         6.375% due 5/1/35 (b)                    3,955,000
     1,400,000 Baa1*         Series A, 5.950% due 5/1/29 (b)          1,429,750
     1,000,000 Baa1*         Series B, 6.050% due 5/1/29 (b)          1,028,750
       200,000 A-1+      Harris County, TX Industrial Development
                          Corp., PCR, (Exxon Capital Ventures
                          Project), 3.150% due 8/15/27 (e)              200,000
 ------------------------------------------------------------------------------
                                                                      7,079,494
 ------------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                      9

                            Schedule of Investments
                     May 31, 2001 (unaudited) (continued)

         Face
        Amount          Rating(a)                  Security                         Value

----------------------------------------------------------------------------------------------
  Virgin Islands -- 0.8%
$             1,000,000   BBB-    Virgin Islands Public Finance Authority
                                   Revenue, Sr. Lien, Series A,
                                   5.500% due 10/1/22                            $    945,000
---------------------------------------------------------------------------------------------
        Virginia -- 2.5%
                                  Virginia State Housing Development
                                   Authority:
                                      Commonwealth Mortgage Revenue:
              1,245,000   AA+          Series D, Sub. Series D-3, Remarketed
                                        5/30/96, 5.700% due 7/1/09                  1,310,362
                715,000   AA+          Series F, Sub. Series F-1, Remarketed
                                        9/12/95, 6.400% due 7/1/17                    735,556
                925,000   AA+         Multi-Family Housing Revenue,
                                       Series K, 5.900% due 11/1/11                   978,187
---------------------------------------------------------------------------------------------
                                                                                    3,024,105
---------------------------------------------------------------------------------------------
        Wisconsin -- 3.8%
                                  Wisconsin Housing EDA, Series A:
              2,000,000   AA        Home Ownership Revenue,
                                     6.450% due 3/1/17                              2,082,500
              1,370,000   AA        Housing Revenue, 5.650% due 11/1/23             1,383,700
              1,000,000   AAA     Wisconsin State Health & Educational
                                   Facilities Authority Revenue, (Medical
                                   College of Wisconsin Project), MBIA-
                                   Insured, 5.400% due 12/1/16                      1,021,250
---------------------------------------------------------------------------------------------
                                                                                    4,487,450
---------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENTS -- 100%
                                  (Cost -- $119,991,146**)                       $119,290,188

---------------------------------------------------------------------------------------------

(a)All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b)Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(d)Security is in default.
(e)Variable rate obligation payable at par on demand at any time on no more than seven days notice.
** Aggregate cost for federal income tax purposes is substantially the same.

   See pages 12 and 13 for definitions of ratings and certain security descriptions.

See Notes to
Financial Statements.

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                                      10

                  Summary of Investments by Combined Ratings
                           May 31, 2001 (unaudited)




                                                      Percent of
            Moody's   and/or   Standard & Poor's   Total Investments

             Aaa                      AAA                 46.9%
              Aa                      AA                  10.5
              A                        A                  15.5
             Baa                      BBB                 15.9
              Ba                      BB                   1.9
            VMIG 1                    A-1                  1.3
              NR                      NR                   8.0
                                                         -----
                                                         100.0%
                                                         =====

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


                                 Bond Ratings
                                  (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 is the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

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                                      12

                          Short-Term Security Ratings
                                  (unaudited)


SP-1 --Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1 --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-2 --Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1--Moody's highest rating for issues having a demand feature -- VRDO.
P-1 --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG-1 rating.


                             Security Descriptions
                                  (unaudited)

ABAG   --Association of Bay Area
         Governments
AIG    --American International Guaranty
AMBAC  --AMBAC Indemnity Corporation
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
CGIC   --Capital Guaranty Insurance
         Company
CHFCLI --California Health Facility
         Construction Loan Insurance
COP    --Certificate of Participation
EDA    --Economic Development
         Authority
FAIRS  --Floating Adjustable Interest Rate
         Securities
FGIC   --Financial Guaranty Insurance
         Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage
         Corporation
FNMA   --Federal National Mortgage
         Association
FRTC   --Floating Rate Trust Certificates
FSA    --Financial Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage
         Association
GO     --General Obligation
HDC    --Housing Development
         Corporation

HFA    --Housing Finance Authority
IDA    --Industrial DevelopmentAuthority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
IFA    --Industrial Finance Agency
INFLOS --Inverse Floaters
ISD    --Independent School District
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors
         Assurance Corporation
MVRICS --Municipal Variable Rate Inverse
         Coupon Security
PCR    --Pollution Control Revenue
PSFG   --Permanent School Fund
         Guaranty
Q-SBLF --Qualified School Bond Loan
         Fund
RAN    --Revenue Anticipation Notes
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt
         Securities
SYCC   --Structured Yield Curve
         Certificate
TAN    --Tax Anticipation Notes
TECP   --Tax Exempt Commercial Paper
TOB    --Tender Option Bonds
TRAN   --Tax and Revenue Anticipation
         Notes
VA     --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday
         Demand

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                                      13

                      Statement of Assets and Liabilities
                                  (unaudited)


                                                                  May 31, 2001

 ------------------------------------------------------------------------------
 ASSETS:
   Investments, at value (Cost -- $119,991,146)                  $119,290,188
   Interest receivable                                              1,635,927
 -----------------------------------------------------------------------------
   Total Assets                                                   120,926,115
 -----------------------------------------------------------------------------
 LIABILITIES:
   Payable for securities purchased                                 2,437,594
   Dividends payable                                                  152,926
   Investment advisory fee payable                                     50,122
   Administration fee payable                                          14,137
   Payable to bank                                                      7,320
   Accrued expenses                                                    77,253
 -----------------------------------------------------------------------------
   Total Liabilities                                                2,739,352
 -----------------------------------------------------------------------------
 Total Net Assets                                                $118,186,763
 -----------------------------------------------------------------------------
 NET ASSETS:
   Par value of capital shares                                   $     10,207
   Capital paid in excess of par value                            124,518,857
   Overdistributed net investment income                              (76,222)
   Accumulated net realized loss from security transactions        (5,565,121)
   Net unrealized depreciation of investments                        (700,958)
 -----------------------------------------------------------------------------
 Total Net Assets
   (Equivalent to $11.58 a share on 10,207,406 shares of $0.001
   par value outstanding; 500,000,000 shares authorized)         $118,186,763
 -----------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                      14

                            Statement of Operations
                                  (unaudited)


                                                                Nine Months
                                                                   Ended
                                                                May 31, 2001

   --------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                                   $ 5,296,918
   -------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fee (Note 3)                               621,587
     Administration fee (Note 3)                                    177,596
     Shareholder communications                                      73,896
     Audit and legal                                                 31,662
     Directors' fees                                                 23,872
     Registration fees                                               21,833
     Shareholder and system servicing fees                           17,403
     Pricing service fees                                             6,488
     Custody                                                          4,121
     Other                                                            7,855
   -------------------------------------------------------------------------
     Total Expenses                                                 986,313
     Less: Investment advisory fee waiver (Note 3)                 (257,116)
   -------------------------------------------------------------------------
     Net Expenses                                                   729,197
   -------------------------------------------------------------------------
   Net Investment Income                                          4,567,721
   -------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
     Realized Gain From Security Transactions
     (excluding short-term securities):
       Proceeds from sales                                       35,014,661
       Cost of securities sold                                   34,730,237
   -------------------------------------------------------------------------
     Net Realized Gain                                              284,424
   -------------------------------------------------------------------------
     Change in Net Unrealized Depreciation of Investments:
       Beginning of period                                       (1,115,113)
       End of period                                               (700,958)
   -------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                        414,155
   -------------------------------------------------------------------------
   Net Gain on Investments                                          698,579
   -------------------------------------------------------------------------
   Increase in Net Assets From Operations                       $ 5,266,300
   -------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                      15

                      Statements of Changes in Net Assets


                                             Nine Months Ended
                                               May 31, 2001      Year Ended
                                                (unaudited)    August 31, 2000

  -----------------------------------------------------------------------------
  OPERATIONS:
    Net investment income                      $  4,567,721     $  6,209,710
    Net realized gain (loss)                        284,424         (314,264)
    Decrease in net unrealized depreciation         414,155          807,292
  -----------------------------------------------------------------------------
    Increase in Net Assets From Operations        5,266,300        6,702,738
  -----------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS
  FROM (NOTE 2):
    Net investment income                        (4,601,972)      (6,345,549)
  -----------------------------------------------------------------------------
    Decrease in Net Assets From
     Distributions to Shareholders               (4,601,972)      (6,345,549)
  -----------------------------------------------------------------------------
  FUND SHARE TRANSACTIONS (NOTE 7):
    Treasury stock acquired                        (493,309)      (8,955,152)
  -----------------------------------------------------------------------------
    Decrease in Net Assets From
     Fund Share Transactions                       (493,309)      (8,955,152)
  -----------------------------------------------------------------------------
  Increase (Decrease) in Net Assets                 171,019       (8,597,963)
  NET ASSETS:
    Beginning of period                         118,015,744      126,613,707
  -----------------------------------------------------------------------------
    End of period*                             $118,186,763     $118,015,744

  -----------------------------------------------------------------------------
  *Includes overdistributed net
    investment income of:                          $(76,222)        $(41,971)

  -----------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                      16

                         Notes to Financial Statements
                                  (unaudited)


   1. Significant Accounting Policies

   Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   2. Exempt-Interest Dividends and Other Distributions

   The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

   Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

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                                      17

                         Notes to Financial Statements
                            (unaudited) (continued)


   3. Investment Advisory Agreement, Administration Agreement and Other Transactions

   Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the nine months ended May 31, 2001, SBFM waived $257,116 of its investment advisory fee.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   4. Investments

   During the nine months ended May 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------
Purchases $35,189,890
---------------------
Sales      35,014,661
---------------------

   At May 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------
Gross unrealized appreciation $ 4,638,198
Gross unrealized depreciation  (5,339,156)
------------------------------------------
Net unrealized depreciation   $  (700,958)
------------------------------------------

   5. Futures Contracts

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized


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                                      18

                         Notes to Financial Statements
                            (unaudited) (continued)


as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

   The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

   At May 31, 2001, the Fund did not hold any futures contracts.

   6. Repurchase Agreements

   The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   7. Capital Shares

   At May 31, 2001, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

   On July 27, 1999, the Fund commenced a share repurchase plan. Since inception of the share repurchase plan, the Fund has repurchased (and retired) 1,027,300 shares with a total cost of $9,717,023. During the nine months ended May 31, 2001, the Fund repurchased (and retired) 48,900 shares with a total cost of $493,309.

   8. Capital Loss Carryforwards

   At August 31, 2000, the Fund had, for Federal income tax purposes, approximately $5,828,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on August 31 of the year indicated:

                         2007      2008

-------------------------------------------
Carryforward Amounts   $973,000 $4,855,000
                     ------------------------------------------

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                                      19

                             Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

                               2001/(1)/   2000     1999      1998      1997     1996
---------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period            $11.51    $11.30   $12.48    $12.15    $11.98   $12.36
---------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income/(2)/      0.45      0.59     0.56      0.55      0.63     0.66
  Net realized and
   unrealized gain (loss)         0.06      0.05    (1.02)     0.53      0.48    (0.21)
---------------------------------------------------------------------------------------
Total Income (Loss)
 From Operations                  0.51      0.64    (0.46)     1.08      1.11     0.45
---------------------------------------------------------------------------------------
Gains From Repurchase
 of Treasury Stock                0.01      0.17       --        --        --       --
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income          (0.45)    (0.60)   (0.54)    (0.58)    (0.66)   (0.67)
  Net realized gains                --        --    (0.18)    (0.17)    (0.28)   (0.16)
---------------------------------------------------------------------------------------
Total Distributions              (0.45)    (0.60)   (0.72)    (0.75)    (0.94)   (0.83)
---------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                  $11.58    $11.51   $11.30    $12.48    $12.15   $11.98
---------------------------------------------------------------------------------------
Total Return,
 Based on Market Value/(3)/      10.61%++   5.21%   (0.59)%   (1.31)%    7.75%    7.35%
---------------------------------------------------------------------------------------
Total Return,
 Based on Net Asset Value/(3)/    5.12%++   8.49%   (3.29)%    9.57%     9.86%    4.01%
---------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)         $118      $118     $127      $140      $137     $134
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                   0.82%+    0.90%    1.03%     1.10%     1.10%    1.09%
  Net investment income           5.14+     5.28     4.62      4.46      5.23     5.31
---------------------------------------------------------------------------------------
Portfolio Turnover Rate             30%       37%      27%       66%       97%      63%
---------------------------------------------------------------------------------------
Market Value, End of Period    $10.520    $9.938  $10.063   $10.813   $11.688  $11.750
---------------------------------------------------------------------------------------

(1)For the nine months ended May 31, 2001 (unaudited).
(2)The investment adviser waived a portion of its fees for the nine months ended May 31, 2001 and the two-year period ended August 31, 2000. If such fees were not waived, the per share decreases in net investment income and the actual ratios of expenses to average net assets would have been as follows:

                      Per share decreases in   Expense ratios
                      net investment income  without fee waivers
                      ---------------------- -------------------
               2001//         $0.03                 1.11%+
               2000            0.03                 1.17
               1999            0.01                 1.09

(3)The total return assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

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                                      20

                        Quarterly Results of Operations
                                  (unaudited)


                                                    Net Realized         Net Increase
                                                   and Unrealized       (Decrease) in
                 Investment     Net Investment     Gain (Loss) on      Net Assets From
                   Income           Income          Investments           Operations
              ---------------- ---------------- -------------------- --------------------
                          Per              Per                 Per                  Per
Quarter Ended   Total    Share   Total    Share    Total      Share     Total      Share

------------------------------------------------------------------------------------------
November 30,
 1998         $1,919,936 $0.17 $1,605,790 $0.14 $  (355,751) $(0.02) $ 1,250,039  $ 0.12
February 28,
 1999          1,897,767  0.17  1,556,424  0.14  (1,135,437)  (0.10)     420,987    0.04
May 31,
 1999          1,916,457  0.17  1,545,491  0.14  (3,064,199)  (0.28)  (1,518,708)  (0.14)
August 31,
 1999          1,956,606  0.17  1,584,323  0.14  (7,006,948)  (0.62)  (5,422,625)  (0.48)
November 30,
 1999          1,886,025  0.17  1,543,056  0.14  (2,887,971)  (0.26)  (1,344,915)  (0.12)
February 29,
 2000          2,458,949  0.23  2,200,351  0.21  (2,979,232)  (0.28)    (778,881)  (0.07)
May 31,
 2000          1,765,854  0.17  1,542,448  0.15     (68,340)  (0.01)   1,474,108    0.14
August 31,
 2000          1,159,043  0.11    923,855  0.09   6,428,571    0.60    7,352,426    0.69
November 30,
 2000          1,768,829  0.17  1,566,857  0.15    (196,792)  (0.02)   1,370,065    0.13
February 28,
 2001          1,776,236  0.17  1,527,505  0.15   2,284,830    0.22    3,812,335    0.37
May 31,
 2001          1,751,853  0.17  1,473,359  0.15  (1,389,459)  (0.14)      83,900    0.01
-----------------------------------------------------------------------------------------

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                                      21

                                Financial Data
                                  (unaudited)

For a share of capital stock outstanding throughout each period:

                                NYSE      Net                  Dividend
        Record      Payable    Closing   Asset    Dividend   Reinvestment
         Date         Date     Price+    Value+     Paid        Price

       -------------------------------------------------------------------
        9/22/98      9/25/98   $11.313   $12.52    $0.049       $11.52
       10/27/98     10/30/98    11.688    12.46     0.049        11.66
       11/23/98     11/27/98    11.563    12.45     0.049        11.55
       12/21/98*    12/24/98    11.250    12.28     0.177        11.24
        1/26/99      1/29/99    11.125    12.32     0.049        11.10
        2/23/99      2/26/99    10.875    12.25     0.049        10.93
        3/23/99      3/26/99    10.563    12.15     0.049        10.67
        4/27/99      4/30/99    10.375    12.12     0.049        10.41
        5/25/99      5/28/99    10.188    11.96     0.049        10.40
        6/22/99      6/25/99    10.563    11.61     0.050        10.51
        7/27/99      7/30/99     9.875    11.60     0.050         9.98
        8/24/99      8/27/99     9.875    11.25     0.050        10.00
        9/21/99      9/24/99     9.625    11.22     0.050         9.69
       10/26/99     10/29/99     9.438    10.88     0.050         9.56
       11/22/99     11/26/99     9.563    11.08     0.050         9.26
       12/27/99     12/30/99     9.063    10.91     0.050         9.07
        1/25/00      1/28/00     9.438    10.79     0.050         9.52
        2/22/00      2/25/00     9.438    10.86     0.050         9.49
        3/28/00      3/31/00     9.188    11.15     0.050         9.34
        4/25/00      4/28/00     9.313    11.11     0.050         9.34
        5/23/00      5/26/00     9.125    10.81     0.050         9.26
        6/27/00      6/30/00     9.563    11.17     0.050         9.66
        7/25/00      7/28/00     9.563    11.31     0.050         9.78
        8/22/00      8/25/00     9.875    11.46     0.050         9.96
        9/26/00      9/29/00     9.750    11.36     0.050         9.77
       10/24/00     10/27/00     9.688    11.42     0.050         9.72
       11/20/00     11/24/00     9.750    11.39     0.050         9.82
       12/26/00     12/29/00     9.875    11.70     0.050        10.22
        1/23/01      1/26/01    10.625    11.84     0.050        10.58
        2/20/01      2/23/01    10.630    11.73     0.050        10.68
        3/27/01      3/30/01    10.420    11.73     0.050        10.42
        4/24/01      4/27/01    10.350    11.51     0.050        10.39
        5/22/01      5/25/01    10.600    11.56     0.050        10.60
       ------------------------------------------------------------------

+As of record date.
*Capital gain distribution.

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                                      22

                          Dividend Reinvestment Plan
                                  (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

   If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital

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                                      23

                          Dividend Reinvestment Plan
                            (unaudited) (continued)

gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                          --------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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                                      24

                              Managed Municipals
                               Portfolio II Inc.

Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia
Charles F. Barber, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary
Investment Adviser
and Administrator
Smith Barney Fund Management LLC
7 World Trade Center
New York, New York 10048

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian
PFPC Trust Company
8800 Tinicom Blvd.
Suite 220
Philadelphia, Pennsylvania 19153

[GRAPHIC]
Back Cover Art


This report is intended only for shareholders of the Managed Municipals
 Portfolio II Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                  FD0836 7/01